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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   MAY 20, 1998
                                                -------------------------------

BA Mortgage Securities, Inc. (as depositor under a Pooling and Serving Agreement dated as of May 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-2)

                          BA MORTGAGE SECURITIES, INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                       333-34225-06             94-324470
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(State or other jurisdiction         (Commission File         (IRS Employer
    of incorporation)                     Number)           Identification No.)


345 MONTGOMERY STREET, LOWER LEVEL #2, UNIT #8152, SAN FRANCISCO, CA   94104
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code        (415) 662-3676
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          (Former name or former address if changed since last report)



                         Exhibit Index located on page 2

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Items 1 through 6 and Item 8 are not included because they are not applicable.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)        Not applicable

         (b)        Not applicable

         (c)        Exhibits



                                                                                Sequentially
                                                                                  Numbered
Exhibit                                                                            Exhibit
Number                                                                              Page
4.1      Pooling and Servicing Agreement dated as of May 1, 1998 among BA
         Mortgage Securities, Inc., Depositor, Bank of America, FSB, Master
         Servicer, and Bankers Trust Company of California, N.A., Trustee
         (providing for, inter alia, the issuance of Mortgage Pass-Through
         Certificates, Series 1998-2)






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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BA MORTGAGE SECURITIES, INC.



                                        By   /s/ DAVID JAMES
                                             ----------------------------------
                                             Name:   David James
                                             Title:  Vice President


Dated: May 20, 1998









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